EXHIBIT 32.2

CERTIFICATION OF

CHIEF FINANCIAL OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Charles Bland, Chief Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Sirenza Microdevices, Inc. on Form 10-Q for the fiscal quarter ended September 30, 2007 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of Sirenza Microdevices, Inc.

Date: November 8, 2007		/s/ CHARLES R. BLAND
	Name:	Charles R. Bland
	Title:	Chief Financial Officer